OPPENHEIMER SMALL- & MID-CAP GROWTH FUND

Supplement dated April 25, 2013 to the Prospectus and

Statement of Additional Information, each dated February 28, 2013

Important Notice Regarding Change in Investment Policy

This supplement amends the Oppenheimer Small- & Mid-Cap Growth Fund (the “Fund”) prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated February 28, 2013, and is in addition to any other supplements.

Effective as of June 28, 2013:

1.	The Fund will change its name to “Oppenheimer Discovery Mid Cap Growth Fund”. All references to “Oppenheimer Small- & Mid-Cap Growth Fund” in the Prospectus and SAI are replaced by references to “Oppenheimer Discovery Mid Cap Growth Fund”.

2.	The first full paragraph on the front cover of the Prospectus is deleted in its entirety and replaced by the following:

Oppenheimer Discovery Mid Cap Growth Fund is a mutual fund that seeks capital appreciation. It primarily invests in equity securities of companies that, at the time of purchase, are within the range of the market capitalization of the Russell Midcap® Growth Index.

3.	The first paragraph of the section titled “Principal Investment Strategies” on page 3 of the Prospectus is deleted in its entirety and replaced by the following:

Principal Investment Strategies. The Fund mainly invests in common stocks of U.S. companies that the portfolio manager expects to have above-average growth rates. The Fund seeks to invest in newer companies or in more established companies that are in the early growth phase of their business cycle, which is typically marked by above-average growth rates. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of “mid-cap” issuers. The Fund defines mid-cap issuers as those issuers that are within the range of market capitalizations of the Russell Midcap® Growth Index. This range is subject to change at any time due to market activity or changes in the composition of that index. The range of the Russell Midcap Growth Index is reconstituted annually to preserve its capitalization characteristics. The Fund may invest up to 20% of its net assets in companies in other market capitalization ranges. The Fund measures a company’s capitalization at the time the Fund buys a security, and is not required to sell a security if the issuer’s capitalization moves outside of the Fund’s definition of mid-cap issuers.

4.	The section titled “Main Risks of Small- and Mid-Sized Companies” on page 4 of the Prospectus is deleted in its entirety and replaced by the following:

Main Risks of Mid-Sized Companies. Mid-sized companies generally involve greater risk of loss than larger companies. The stock prices of mid-sized companies may be more volatile and their securities may be less liquid and more difficult to sell than those of larger companies. They may have less established markets, fewer customers and product lines, less management depth and more limited access to financial resources. Mid-sized companies may not pay dividends for some time, if at all.

5.	The section titled “Who Is The Fund Designed For?” on page 4 of the Prospectus is deleted in its entirety and replaced by the following:

Who Is The Fund Designed For? The Fund is designed primarily for investors seeking capital appreciation over the long term. Those investors should be willing to assume the risks of short-term share price fluctuations and losses that are typical for an aggressive growth fund emphasizing mid-cap stock investments. The Fund does not seek current income and is not designed for investors needing current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

6.	The section titled “Small-Cap Investments” on page 6 of the Prospectus is deleted in its entirety.

7.	The following is added to the section titled “The Fund’s Principal Investment Strategies and Risks” beginning on page 6 of the Prospectus:

Special Risks of Mid-Cap Companies. Mid-cap companies are generally companies that have completed their initial start-up cycle. While mid-cap companies might offer greater opportunities for gain than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements than larger companies. Mid-cap companies’ securities are often traded in over-the-counter markets and therefore may be less liquid than stocks of larger exchange-traded issuers, meaning it might be harder for the Fund to dispose of those holdings at an acceptable price when it wants to sell them. Mid-cap companies may have less established markets for their products or services and may have fewer customers and product lines than larger companies. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since mid-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Mid-cap companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of unseasoned companies may be particularly volatile, especially in the short term and in periods of market instability. It may take a substantial period of time to realize a gain on an investment in a mid-cap company, if any gain is realized at all.

8.	The last bullet in the section titled “Non-Fundamental Restrictions” on page 15 of the SAI is deleted in its entirety.

April 25, 2013	PS0721.026